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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549

                              ____________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):                 July 19, 1994
- - -------------------------------------------------------------------------------



                           GFC FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



     DELAWARE                           1-11011                      86-0695381
- - --------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission               (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)



DIAL CORPORATE CENTER, PHOENIX, ARIZONA                                   85077
- - --------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:                 602/207-6900
                                                   -----------------------------

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Item 5.  Other Events.


       GFC Financial Corporation announced on July 19, 1994 revenues, net income and selected financial data and ratios for the second quarter and six months ended June 30, 1994 (unaudited).

Item 7.  Financial Statements and Exhibits.

       (c)     Exhibits:

                   Exhibits                             Title
               -----------------         ------------------------------------------
                      28                Press Release of GFC Financial Corporation
                                        dated July 19, 1994





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                              GFC FINANCIAL CORPORATION

                                    (Registrant)



Dated:  July 20, 1994         By  /s/  Bruno A. Marszowski
                                ------------------------------------------------
                                Bruno A. Marszowski, Vice President - Controller Principal Financial Officer/Authorized Officer





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


                                                GFC FINANCIAL CORPORATION
                                              AND CONSOLIDATED SUBSIDIARIES
                                             SUMMARY OF CONSOLIDATED INCOME
                                                      (UNAUDITED)
                                     (Dollars in Thousands, except per share data)



                                                 Quarter Ended                            Six Months Ended
                                                   June 30,                                   June 30,
                                       ----------------------------------         ---------------------------------
                                           1994                 1993                 1994                 1993
                                       -------------        -------------        -------------        -------------
 Interest earned from
  financing transactions               $     113,567        $      62,356        $     185,571        $     120,618
 Interest expense                             53,648               31,423               86,781               61,991
                                       -------------        -------------        -------------        -------------
 Interest margins earned                      59,919               30,933               98,790               58,627

 Provision for possible
  credit losses                                4,888                  827                8,138                3,528
 Gains on securitizations
  and sale of assets                           4,500                  179                4,503                2,240

 Selling, administrative and
  other operating expenses                    29,314               14,195               46,617               27,833
                                       -------------        -------------        -------------        -------------
 Income before income
  taxes                                       30,217               16,090               48,538               29,506
 Income taxes                                 12,912                5,767               19,844               10,638
                                       -------------        -------------        -------------        -------------
 Income from continuing
  operations                                  17,305               10,323               28,694               18,868
 Income from discontinued
  operations                                                        2,870                                     4,208
                                       -------------        -------------        -------------        -------------

 Net Income                            $      17,305        $      13,193        $      28,694        $      23,076
                                       =============        =============        =============        =============

 Earnings per common
  and equivalent share:
  Income from continuing
  operations                           $        0.73        $        0.51        $        1.30        $        0.92
  Preferred dividends                                                0.03                                      0.06
                                       -------------        -------------        -------------        -------------
 Income from continuing
  operations after preferred
  dividends                                     0.73                 0.48                 1.30                 0.86

 Income from discontinued
  operations                                                         0.14                                      0.21
                                       -------------        -------------        -------------        -------------
 Earnings per common
  and equivalent share                 $        0.73        $        0.62        $        1.30        $        1.07
                                       =============        =============        =============        =============
 Dividends declared per
  common share                         $        0.18        $        0.16        $        0.36        $        0.32
                                       =============        =============        =============        =============
 Average outstanding
  common and equivalent
  shares                                  23,744,000           20,387,000           22,080,000           20,437,000
                                       =============        =============        =============        =============





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


                                             GFC FINANCIAL CORPORATION
                            SELECTED CONSOLIDATED FINANCIAL DATA AND RATIOS (UNAUDITED)
                                              (Dollars in Thousands)



                                                            Six Months  Ended                 Year Ended or at
                                                              or at June 30,                    December 31,
                                                   -----------------------------------      ---------------------
                                                      1994 (1)            1993 (4)                1993 (4)
                                                   --------------     ----------------      ---------------------
 FINANCIAL DATA:
  Average funds employed (AFE) and
    securitizations (2)                             $   3,760,512        $   2,491,185        $         2,637,547
  Ending funds employed (EFE)                           5,113,805            2,553,846                  2,846,571
  Securitizations (2)                                     345,752
  Average earning assets (3)                            3,316,497            2,183,194                  2,321,359
  Nonaccruing assets                                      187,044              101,384                    102,607

  Reserve and accrued liabilities for
   possible credit losses                                 134,185               67,512                     64,280
  Total debt                                            3,966,411            2,012,407                  2,082,350
  Stockholders' equity                                    752,681              499,463                    503,300
  New business                                            698,658              351,656                  1,007,794
  Factoring volume                                        367,604

  Write-offs:
      Quarter                                               6,915                3,735
      Year-to-date                                         12,021                6,672                     12,575

 RATIOS:
 Write-offs (annualized) as a % of AFE
  and securitizations                                        0.6%                 0.5%                       0.5%

 Nonaccruing assets as a % of EFE and
  securitizations (2)                                        3.4%                 4.0%                       3.6%
 Reserve and accrued liabilities for possible
  credit losses as a % of:
   Ending funds employed and securitizations (2)             2.5%                 2.6%                       2.3%
   Nonaccruing assets                                       71.7%                66.6%                      62.6%
 Interest margins earned (annualized) as a %
  of average earning assets (3)                              6.0%                 5.4%                       5.4%

 Selling, administrative and other operating
  expenses as a % of interest margins earned                47.2%                47.5%                      46.6%
 Total debt to equity                                        5.3                  4.0                        4.1

____________

(1) Includes financial results from the acquisitions of Ambassador (February 14, 1994) and TriCon (April 30, 1994).
(2) Securitizations are assets sold under securitization agreements and managed by TriCon.
(3) Average earning assets are net of average deferred taxes on leveraged leases and average nonaccruing assets for the periods presented.
(4)    The 1993 periods exclude TriCon and Ambassador.





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